QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 29, 2003
(Date of earliest event reported)

TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21055	84-1291044
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)

Telephone Number (303) 397-8100
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure (and information furnished under Item 12)

        The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and information furnished under Item 12, "Results of Operations and Financial Condition." On April 29, 2003, Registrant issued a press release setting forth Registrant's financial and operating results for the first quarter of 2003. On the same date, the Company held a conference call, which was open to the public, to discuss these results. A copy of this press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Exhibits

  99.1
  Press Release issued by TeleTech on April 29, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ KENNETH D. TUCHMAN Kenneth D. Tuchman Chief Executive Officer

Dated April 29, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release Dated April 29, 2003

QuickLinks

  Item 9. Regulation FD Disclosure (and information furnished under Item 12)
SIGNATURE
EXHIBIT INDEX